                                                                   Exhibit 10.12

                                 WARRANT


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.
ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH THE APPLICABLE STATE SECURITIES LAWS.


                                DATA RACE INC.

                       Warrant To Purchase Common Stock

Warrant No.:   ________                       Number of Shares:_______
Date of Issuance:  June ___, 2001


Data Race Inc., a Texas corporation, doing business as IP Axess (the "Company"),
                                                                      -------
hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ______________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Central Time on the Expiration Date (as defined herein) ______________________________________
________________(______) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the purchase price per
                                     --------------
share provided in Section 1(b) below.

     Section 1.

          (a) Warrant Exercise Agreement.  This Warrant is one of the Warrants
              --------------------------
(the "Warrants") issued pursuant to the terms of that certain Warrant Exercise
      --------
Agreement dated as of June ___, 2001, among the Company and the Holders referred to therein (the "Warrant Exercise Agreement").
                 --------------------------

          (b) Definitions.  The following words and terms as used in this
              -----------
Warrant shall have the following meanings:

          (i) "Common Stock" means (i) the Company's common stock, no par value
               ------------
per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

          (ii) "Exempt Issuance" means (A) a loan from a commercial bank which
                ---------------
has only an incidental equity feature, (B) any transaction involving the Company's issuances of securities (1) as consideration in a merger or consolidation, (2) in connection with a strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (3) as consideration for the acquisition of a business, product, license or other assets by the Company, (C) the issuance of common stock in a firm commitment, underwritten public offering, (D) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (E) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation agreement for the benefit of the Company's employees, directors, consultants or advisors, or (F) the issuance of securities pursuant to any shareholder rights plan adopted by the Company prior to the Closing Date (as defined in the Warrant Exercise Agreement).

          (iii)  "Expiration Date" means the date five (5) years from the date
                  ---------------
of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of Chicago or the State of Illinois or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

          (iv) "Person" means an individual, a limited liability company, a
                ------
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (v) "Principal Market" means the Nasdaq National Market.
               ----------------

          (vi) "Securities Act" means the Securities Act of 1933, as amended.
                --------------

          (vii) "Warrant" means this Warrant and all Warrants issued in
                 -------
exchange, transfer or replacement of any thereof.

          (viii) "Warrant Exercise Price" shall be $0.25 per common share,
                  ----------------------
subject to adjustment as hereinafter provided.



     Section 2.  Exercise of Warrant.
                 -------------------

          (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any day the Principal Market is open for business (a "Business Day") on or after the opening of business on the date
             ------------
hereof and prior to 11:59 P.M. Central Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise
---------              ---------------
this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or by check or wire transfer, and (iii) the
-------------------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable, and in no event later than two Business Days, after the Company's receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii) above, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares.

          (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

          (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

          (d) If the Company shall fail for any reason or for no reason to issue to the holder on a timely basis as described in this Section 2, a certificate for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to Section 2(b) hereof, the Company shall, in addition to any other remedies under this Warrant or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such Common Stock certificate or new Warrant, as the case may be, is not timely effected an amount equal to .25% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and to which the holder is entitled and/or, the number of shares represented by the portion of this Warrant which is not being converted, as the case may be, and
(B) the average of the closing bid price of the Common Stock for the three consecutive trading days immediately preceding the last possible date which the Company could have issued such Common Stock or Warrant, as the case may be, to the holder without violating this Section 2.

          (e) Limitation on Beneficial Ownership.  The Company shall not effect
              ----------------------------------
any exercise of this Warrant and no holder of this Warrant shall have the right to exercise this Warrant pursuant to Section 2 to the extent that after giving effect to such exercise such Person (together with such Person's affiliates) (A) would beneficially own in excess of 9.9% of the outstanding shares of the Common Stock following such exercise and (B) would have acquired, through exercise of this Warrant or otherwise, in excess of 9.9% of the outstanding shares of the Common Stock following such exercise during the 60-day period ending on and including such date of exercise. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). A holder of this Warrant may request the
                       --------
Company to waive the restrictions of this paragraph by providing prior written notice to the Company and the Company shall waive such restrictions of this paragraph and such waiver shall take effect on the sixty-first (61st) calendar day following the Company's receipt of such written notice from the holder to the Company. Notwithstanding anything to the contrary contained herein, each Exercise Notice shall constitute a representation by the holder submitting such Exercise Notice that, after giving effect to such Exercise Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(e)) and (B) during the 60-day period ending on and including such date of exercise, the holder will not have acquired, through exercise of this Warrant or otherwise, a number of shares of Common Stock in excess of 9.9% of the outstanding shares of Common Stock as reflected in the Company's most recent Form 10-Q or Form 10-K, as the case may be, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to exercise of this Warrant by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

     Section 3.  Covenants as to Common Stock.  The Company hereby covenants and
                 ----------------------------
agrees as follows:

          (a) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

          (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

          (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.



          (f) Registration of Warrant Shares.
              ------------------------------

              (i) The Company shall prepare, and, as soon as practicable but in no event later than thirty (30) calendar days after the date of issuance of this Warrant, file with the Securities and Exchange Commission (the "SEC") a
                                                                     ---
Registration Statement(s) (the "Registration
                                ------------

Statement") on Form S-3 (or if such form is unavailable, such other form as is
---------
available for registration) covering the resale of all of the Warrant Shares and any shares of capital stock issued or issuable with respect to this Warrant or the Warrant Shares (the "Registrable Securities"). The initial Registration
                         ----------------------
Statement prepared pursuant hereto shall register for resale at least that number of Company common stock shares equal to the number of Registrable Securities as of the date immediately preceding the date the Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than ninety (90) calendar days after the date of issuance of this Warrant.

          (ii) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the thirtieth (30th) calendar day after the date of issuance of this Warrant for the registration of Registrable Securities pursuant to Section 3(f)(i)) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than the ninetieth (90th) calendar day after the date of issuance of this Warrant for the registration of Registrable Securities pursuant to Section 3(f)(i), and keep such Registration Statement effective pursuant to Rule 415, promulgated under the Securities Act at all times until the earlier of
(i) the date as of which the Holder may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Holder shall have sold all the Registrable Securities (the "Registration Period"), which Registration
                                 -------------------
Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (iii) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

          (iv) The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as legal counsel to the Holder or the Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f)(iv), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

          (v) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(f)(v).

          (vi) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder and the Company shall use its best efforts to file with the SEC in a timely manner all reports and documents required of the Company under the Securities Act and the 1934 Act.

          (vii) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of Registrable Securities pursuant to a Registration Statement.

          (viii) In the event any Registrable Securities are included in a Registration Statement as required by this Section 3(f):

                  A. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, partners, employees, agents, representatives of, and the person or entity, if any, who controls the Holder within the meaning of the Securities Act or the 1934 Act, and any underwriter (as defined in the Securities Act) for the Holder, and the directors and officers of, and each such person, if any, who controls, any such underwriter within the meaning of the Securities Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages,
                    ------------------
liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim,
 ------
suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them
                                     -------------------
may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a
          ---------------
material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Holder and each such underwriter
-----------
or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3(f)(viii): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to this Section 3(f); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to this Section 3(f), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to this Section 3(f); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder.

          (ix) The Company agrees that the Holder will suffer damages if the Company fails to fulfill any of its obligations under this Section 3 (each such event referred to herein as a "Registration Default") and that it would not be
                               --------------------
possible to ascertain the extent of such damages. Accordingly, in the event of such Registration Default, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") by issuing to the Holder a warrant (substantially in the
  ------------------
form of this Warrant with the same Warrant Exercise Price and five (5) year term) exercisable into that number of Company common shares equal to an amount determined by multiplying (i) two percent (2%) of the Warrant Shares underlying this Warrant, by (ii) the percentage derived by dividing (A) the actual number of days elapsed from the last day of the date of the Registration Default or the prior 30-day period, as applicable, to the day such Registration Default has been completely cured by
(B) 30. Any warrants required to be issued by the Company pursuant to this
Section 3(f)(ix) shall be issued within five (5) Business Days from the end of each calendar month commencing on the first calendar month in which the Registration Default occurs. In addition, the common shares underlying such warrants issued as Liquidated Damages shall also be considered Registrable Securities and shall have the registration rights set forth in this Warrant.

     Section 4.  Taxes.  The Company shall pay any and all taxes which may be
                 -----
payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5.  Warrant Holder Not Deemed a Stockholder.  Except as otherwise
                 ---------------------------------------
specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this
Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

     Section 6.  Representations of Holder.  The holder of this Warrant, by the
                 -------------------------
acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor").
                    -------------------

     Section 7.  Ownership and Transfer.
                 ----------------------

          (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

          (b) This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(c) below.

          (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, in generally acceptable form, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; provided that (i) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (ii) neither the Company nor any other person is under any obligation to register the Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.


          Section 8.  Adjustment of Warrant Exercise Price and Number of Shares.
                      ---------------------------------------------------------

          (a) Adjustment to Warrant Exercise Price and Number of Warrant Shares.
              -----------------------------------------------------------------
If the Company shall, at any time or from time to time, issue Company common stock or instruments convertible or exercisable into Company common stock (other than an Exempt Issuance) at a price per common stock share, a conversion price per common stock share or an exercise price per common stock share less than the Warrant Exercise Price (such lesser price shall be deemed the "Differential
                                                               ------------
Price"), then immediately after such issue or sale the Warrant Exercise Price
-----
then in effect shall be reduced to the Differential Price. Upon each such adjustment of the Warrant Exercise

Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Differential Price.

          (b)  Notices.
               -------

              (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

              (ii) The Company will give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

              (iii) The Company will also give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.


     Section 9.  Purchase Rights; Reorganization, Reclassification,
                 --------------------------------------------------
Consolidation, Merger or Sale.
-----------------------------

          (a) If at any time after the date hereof, the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant
                            ---------------
will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to
                                                    --------------
the consummation of any (i) sale of all
or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will use its best efforts to secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") written agreement (in form and substance satisfactory to
 ----------------
the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall use its best efforts to make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).

          (c) In the event the Company proposes to effect an Organic Change, then in addition to any other rights the holder may have, the holder shall have the right to effect a Cashless Exercise (as defined below), by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a Cashless Exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof. A "Cashless Exercise"
                                                            -----------------
shall mean that, in lieu of paying the Warrant Exercise Price in cash, the holder shall surrender this Warrant for that number of Warrant Shares determined by subtracting from the number of Warrant Shares otherwise issuable to the holder upon such exercise, an amount of Warrant Shares (the "Surrendered
                                                             -----------
Shares") having a closing bid price (as reported by Bloomberg) on the date
------
immediately preceding the date of the exercise notice equal to the Aggregate Exercise Price (as defined in Section 2) of the Warrant Shares for which this Warrant is being exercised; and thereafter the Surrendered Shares shall no longer be available for issuance hereunder.

     Section 10.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant
                  --------------------------------------------
is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 11.  Notice.  Any notices, consents, waivers or other
                  ------
communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

                  Data Race Inc.
                  6509 Windcrest Drive, Suite 120
                  Plano, Texas 75024
                  Telephone:    (972) 205-4005
                  Facsimile:    (210) 558-0356
                  Attention:    Jim Scogin

          With copy to:

                  Jackson Walker LLP
                  901 Main Street, Suite 6000
                  Dallas, Texas 75202
                  Telephone:     (214) 953 - 5801
                  Facsimile:     (214) 953 - 5736
                  Attention:     Jim Ryan, Esq.

If to a holder of this Warrant, to it at the address and facsimile number set forth on the Company's books and records, with copies to such holder's representatives as set forth on the Company's books and records, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

     Section 12.  [Omitted.]

     Section 13.  Date.  The date of this Warrant is June ___, 2001.  This
                  ----
Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     Section 14.  Amendment and Waiver.  Except as otherwise provided herein,
                  --------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of any Warrants without the written consent of the holder of such Warrant.

     Section 15.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois.


                                 [Signature Page Follows]

     This Warrant has been duly executed by the Company as of the date first set forth above.


                                    DATA RACE INC.


                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                              EXHIBIT A TO WARRANT
                              --------------------

                               SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                 DATA RACE INC.

     The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Data Race Inc., a Texas corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Payment of Warrant Exercise Price. The holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     2. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.



Date:_______ ____, ______



Name of Registered Holder

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                             FORM OF WARRANT POWER


FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Data Race Inc., a Texas corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:  _________, 200_





                              --------------------------------

                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------